Exhibit 99.1

Exhibit 99.1

Presentation to Bondholders

May 26, 2004

Forward Looking Statements and Regulation G Information

Certain statements made in this presentation constitute forward- looking statements within the meaning of the Private Securities Litigation Reform Act, regarding the company’s future plans, objectives, and expected performance. Statements that are not historical facts, including statements accompanied by words such as “believe,” “expect,” “estimate,” “intend,” or “plan” are intended to identify forward- looking statements and convey the uncertainty of future events or outcomes. The company cautions that any such forward-looking statements are based on assumptions that the company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Specific factors that may cause actual results to differ are set forth in the Company’s filings with the SEC.

This presentation includes references to Adjusted EBITDA, a non-GAAP financial measure. The Company’s definition of Adjusted EBITDA and a reconciliation of 1Q 2004 Adjusted EBITDA to GAAP measures are present in the Company’s 10Q for the first quarter of 2004, which can be reviewed on the Company’s web site, www.constar.net.

Management Representatives

Michael Hoffman

Chief Executive Officer

James Cook

Chief Financial Officer

James Bolton

Senior Vice President of Strategic Planning and Administration

Edwin Strong

Operations Manager, Clark Road plant

Meeting Agenda

I. Introduction Michael Hoffman

II. 1Q 2004 Performance Update James Cook

III. Market Update Michael Hoffman

IV. Near Term Objectives and Strategy Michael Hoffman

V. Technology Update Michael Hoffman

VI. Plant Overview Edwin Strong

VII. Lunch

VIII.Plant Tour

Introduction

Michael Hoffman

Chief Executive Officer

Overview

1Q 2004 Performance Update

• Volume and profitability in line with target

• Internal operational targets exceeded

Industry and Market Update

• Pricing environment continues to be challenging

• US PET market growth is still attractive

Near term objectives and strategy

• Optimize capacity utilization

• Disciplined and profitable capacity expansion

• Margin improvement

• Cash management and leverage reduction over time

• Be industry’s lowest cost producer, with preferred quality and service

1Q2004 Performance Update

James Cook

Chief Financial Officer

1Q2004 Operational Performance Recap

Manufacturing performance targets exceeded

90% capacity utilization of modern assets

Closure of Birmingham and Reserve plants, equipment reconfiguration and transition completed; savings being realized

Enhancement of forecasting with software and better processes

Inventory levels reduced substantially from 2003 First Oxbar licensing arrangement, in Pacific Rim

1Q2004 Financial Performance Recap

14% revenue growth supported by:

• 17% overall volume growth

– Conventional growth 16% (US) – multi-serve CSD, water

– Conventional growth 25% (Europe) – preform sales

– Custom growth of 3.5%

• Resin pass-throughs

• Favorable exchange rate movements

Decline in GPM and EBIT rate influenced by:

• Unfavorable factors:

– Price losses estimated at $3-4 mil; price reductions undertaken to renew contracts and meet competitive prices

– Unfavorable inventory absorption

• Favorable factors:

– Cost savings from restructuring that started 2H03

– Reduced spending on warehousing and material handling

Comparative Income Statement: 2004 vs. 2003, Q1

First Quarter

2004 2003

Total revenues 191.7 168.8

Cost of goods sold 169.4 142.7

Depreciation 12.9 14.0

Gross Profit 9.4 12.1

% of total revenues 4.9% 7.1%

SG & A 6.3 4.8

Research and development 1.4 1.4

Other expenses (income) net 0.8 0.1

Foreign exchange adjustments 0.0 0.0

EBIT 0.9 5.8

% of total revenues 0% 3%

Adjusted EBITDA (1) 14.3 20.4

% of total revenues 7% 12%

(1) Adjusted EBITDA as defined by Senior Secured Credit Agreement

2004 Full Year Guidance

Adjusted EBITDA target range of $65—$70 million for the year

• Based on estimated conventional growth of between 8-12%

• Custom volumes are expected to be flat on the year

Full year capex budget of $24—$28 million

•$ 9 mil spent in 1Q2004

Market Overview

Michael Hoffman

Chief Executive Officer

Investment Highlights

Constar:

• Is a strong player in Conventional and Custom PET

• Has the technology, experience, and skills needed to grow in new PET technology arena:

– Oxygen barrier, Hotfill, Design capability

• Has a low cost structure already and plans for continuous further improvements.

We aim to:

• Expand our low-cost structure to serve both conventional and custom PET markets

– Grow stronger from the synergies:

• Between custom and conventional segments

• Between low cost structure and new technology

• Improve margins through disciplined investments and addressing cost / complexity issues

• Participate in the organic growth of our conventional customers

• Capture key conversions that require our proprietary technologies

Current Environment

Industry fundamental dynamics remain challenging, but are improving:

• Further customer consolidations

• Large sophisticated buyers

• Too many players, emphasizing the need for consolidation

• Increased availability of off the shelf technology

HOWEVER

• Utilization levels are increasing

• Capacity expansion more disciplined

• Converters more focused on margin and contract terms improvement to justify further investment

Current Environment (cont’d)

2003 changed attitudes about the industry:

• Weak year for soft drinks and conversions

• Challenging industry conditions

1Q2004 was a period of serious assessment

• Generally better volume trend versus 2003 – recovery and growth

• However, weaker earnings registered in PET packaging industry

• Public acknowledgment made by major players on various structural difficulties in the industry

• Various strategic themes: pricing discipline, investment discipline, returns focus, rationalization, divestment and disinvestment

Market Outlook (cont’d)

PET packaging market is still growing

• 12% unit growth expected in 2004

• 9% CAGR of PET packaging market estimated until 2007

Source: SBA-CCI (www.sba-cci.com)

Market Outlook (cont’d)

Market growth expected in single serve presentations for convenience-focused consumers

• Small size PET (< .5L) for distribution in convenience, supermarkets and club stores

• Smaller bottles of juices, teas, isotonic drinks, water

Growth of single serve bottled water

• New finishes to reduce cost of bottle and closure

Conversion opportunities from glass

• Evaluation of cost benefit dynamics for brand owners (breakage, logistics)

• Consumer preference for lightweight, shatter resistant PET

• Retailers’ and clubstores’ preference for innovative presentations, shatter resistance, lighter-weights

Custom

• Delayed conversions

• Technology evaluations ongoing

• Glass conversions in iced tea have been slow but are starting

• Margins on custom are lower than expected, but still attractive

Beer

• European market beginning to make significant conversions

• North American market stalled

Near Term Objectives and Strategy

Constar’s near-term objectives

Optimize capacity utilization through market growth and new contracts that meet our investment and contract term requirements.

Disciplined and profitable capacity expansion primarily targeted at exploitation of our preferred technologies and conversions from other materials to plastic.

Seek margin improvement where costs are not optimal, where complexity has driven increased operating expenses, and where non-resin suppliers are passing through price increases.

Continue our strict cash management focus and reduce leverage over time.

Be the industry’s lowest cost producer with preferred quality and service.

Best Cost Producer Program

Future competitiveness and profitability demands that we be the low cost producer in our industry Characteristics of low cost operations:

• Large plants:

– Broad distribution of overhead costs

– Efficient logistics and material handling

– Located near our customers

• High Speed Equipment:

– High speed, flexible equipment, low $/capacity output

– Efficient layouts for minimal manning

• Synergy between existing assets and capabilities for conventional business and new custom business

• Process Engineering

Lower Cost

Broad Range of Buyers

Overall Low Cost Leadership Strategy

Buyer Segment or Niche Product

Focused Low Cost Strategy

Best-Cost Producer Strategy

Differentiation

Broad Differentiation Strategy

Focused Differentiation Strategy

Best Cost Producer Program (cont’d)

Leverage on optimally sized plants serving major population areas and production centers

4 hour perimeter

Technology Update

Key Technology Updates

• Monolayer Oxbar

1Based on Constar’s internal tests

– Clarity significantly improved and commercially marketable

– Cost advantaged versus comparable technologies

– Expected FDA approval in 2Q2004

Key Technology Updates

• Panelless Hotfill

– Successful commercial trial conducted with large consumer product company

– Other trials scheduled

– Commercialized non-liquid

nitrogen-dosed (LN2) Arizona hotfill

water package

Investment Summary

Constar:

• Is a strong player in Conventional and Custom PET

• Has the technology, experience, and skills needed to grow in new PET technology arena:

– Oxygen barrier, Hotfill, Design capability

• Has a low cost structure already and plans for continuous further improvements.

We aim to:

• Expand our low-cost structure to serve both conventional and custom PET markets

– Grow stronger from the synergies:

• Between custom and conventional segments

• Between low cost structure and new technology

• Improve margins through disciplined investments and addressing cost / complexity issues

• Participate in the organic growth of our conventional customers

• Capture key conversions that require our proprietary technologies

Clark Road Plant Profile

Edwin Strong

Operations Manager

Plant Mission Statement

Mission

We will achieve a level of World Class Performance consistent with meeting or exceeding our customer expectations while being viewed as the preferred supplier by our customer, associates and community.

Vision to Succeed For Our Customers

Our vision is to be better than the best

Quality will be the first measure of our business

Our commitment to serving our customers will be total

We will ensure that our customers succeed

For Our Associates

We will recognize that people are the corporation and provide them with training and information that allows for continuous improvement

We will maintain strategic and organizational flexibility to meet the challenges associated with the dynamics of the changing industry landscape

We will expand our business to provide continuing opportunities

For Our Community

Clark Road will conduct our business in compliance with the law and without risk to the safety and health of our associates or others

We will be committed to being environmentally responsible and a welcome member of the community

The Facility

Constar bought the building and land in 1987

Production transferred to Old Bay Lane in 1989 and resumed in Clark Road in 1993

Distribution Center added in 1996

440,000 ft2, of which 250,000 ft2 is warehouse—on 24 acres of land

Largest facility in Constar with annual output greater than 1 billion units

State of the art equipment

Employee Team

Hourly non-union employees:

• Operators

• Maintainers

• Material Handling

Salaried employees:

• Department Managers

• Shift Supervisors

• Office staff

Average Employee Tenure

• Maintenance – 11.6 years

• Operators – 5.8 years

Safe Workplace

Employee safety is a core principal

STOP program for prevention of accidents

Results:

-2 streaks with more than 1 million manhours worked without a lost time accident.

Currently on 4th longest streak without a lost time accident.

Quality Systems

Statistical Process Control

Calibration Program

Document Control Program

Formal Qualification Procedures

Customer Complaint Program

Quality Related Training Programs

Automated and Integrated Data Acquisition System (Lighthouse Project)

World Class Performance

Program Structure

• Plant Steering Committee:

– Membership

– Key Objectives

• Key Methodologies:

– TEAMWORK

– Measurement

– 7 Key indicators

– PONC: Price of Non-Conformance

World Class Performance

DELIVERING OUR PROMISES

7 MEASURES

CONCEPTS, SYSTEMS AND TOOLS

5 STAGES OF PROGRESSION

7 DIMENSIONS

IMPROVEMENT CULTURE

Presentation to Bondholders

May 26, 2004